UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 27, 2023

HEICO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Taft Street, Hollywood, Florida 33021

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 987-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

Notes Offering

On July 27, 2023, HEICO Corporation (“HEICO” or the “Company”) completed the public offer and sale of senior notes (the “Notes Offering”), which consisted of $600,000,000 principal amount of the Company’s 5.250% Senior Notes due 2028 (the "2028 Notes") and $600,000,000 principal amount of the Company’s 5.350% Senior Notes due 2033 (the "2033 Notes" and collectively with the 2028 Notes, the "Notes"). The Company intends to use the net proceeds from the sale of the Notes to fund a portion of the purchase price for the acquisition of Wencor Group (the "Wencor Acquisition"), including related fees and expenses, and use any remaining amounts, for general corporate purposes. The Company temporarily used a portion of the net proceeds to repay outstanding borrowings under its Credit Agreement (as defined below) and may invest funds that are not immediately needed for these purposes in short-term investments, including marketable securities.

The Notes were offered and sold pursuant to the Company’s shelf registration statement on Form S-3, which became effective on July 18, 2023 (File No. 333-273297). The Notes were issued pursuant to an Indenture, dated as of July 27, 2023 (the “Base Indenture”), between the Company and certain of its subsidiaries (collectively, the "Subsidiary Guarantors") and Truist Bank, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of July 27, 2023 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, Subsidiary Guarantors and the Trustee. Interest on the Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing February 1, 2024. The 2028 Notes mature on August 1, 2028 and the 2033 Notes mature on August 1, 2033. The Notes are direct, unsecured senior obligations of the Company and rank equally in right of payment with all of the Company's existing and future senior unsecured indebtedness. The Notes are fully and unconditionally guaranteed on a senior unsecured basis by all of the Company's existing and future subsidiaries (including any member of Wencor Group following consummation of the Wencor Acquisition) that guarantee the Company's obligations under the Credit Agreement. HEICO may redeem the Notes at any time in whole, or from time to time in part, prior to the applicable par call date at the applicable redemption price described in the Indenture. On or after the applicable par call date the Notes will be redeemable, at HEICO’s option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the date of redemption. The Company may be required to make an offer to purchase the Notes upon the occurrence of a “change of control triggering event” as described in the Indenture.

If the closing of the Wencor Acquisition has not occurred on or prior to the earlier of (i) February 14, 2023 (subject to extension to such later date) or (ii) the date the Merger Agreement, including any amendment thereof, is terminated, HEICO will redeem the 2033 Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of such 2033 Notes, plus accrued and unpaid interest on the principal amount of such notes.

The Indenture includes certain customary covenants that, among other things, limit the Company’s and its subsidiaries’ ability to grant liens to secure indebtedness or engage in sale and leaseback transactions and the Company’s ability to merge or consolidate with, or convey, transfer or lease all or substantially all of its assets to, a third party, as further described in the Indenture. Each of these limitations is subject to certain important qualifications and exceptions. The Indenture also includes certain customary events of default. The occurrence of an event of default will either automatically, in certain instances, or upon declaration by the Trustee or the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding, in other instances, cause the acceleration of the amounts due under the Notes.

All references to the “Credit Agreement” in this Form 8-K refer to the Revolving Credit Agreement, dated as of November 6, 2017, by and among the Company and the several banks and other financial institutions from time to time who are a party thereto, and Truist Bank, as amended and as may be further amended, restated, supplemented, refinanced, refunded or replaced from time to time, including any such refinancing, refunding or replacement that increases the amount of borrowings thereunder or alters the maturity thereof.

The foregoing description of the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the First Supplemental Indenture and the form of each Note, copies of which are filed as Exhibits 4.1, 4.2, 4.3, and 4.4, respectively, hereto and are incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation.

The information set forth in Item 1.01 above with respect to the Notes and the Indenture is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01. Regulation FD Disclosure.

On July 27, 2023, HEICO issued a press release announcing the completion of the Notes Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information included in this Item 7.01 and Exhibit 99.1 included with this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

A copy of the opinion delivered by Akerman LLP, counsel to the Company, regarding the legality of the Notes and Guarantees is filed as Exhibit 5.1 hereto. A copy of the opinion delivered by Devine, Millimet & Branch, Professional Association, counsel to a certain Subsidiary Guarantor, regarding matters of New Hampshire law is filed as Exhibit 5.2 hereto. A copy of the opinion delivered by Ballard Spahr LLP, counsel to certain Subsidiary Guarantors, regarding matters of Arizona and Minnesota law is filed as Exhibit 5.3 hereto. A copy of the opinion delivered by Hartzog Conger Cason LLP, counsel to a certain Subsidiary Guarantor, regarding matters of Iowa law is filed as Exhibit 5.4 hereto. A copy of the opinion delivered by Stoel Rives LLP, counsel to certain Subsidiary Guarantors, regarding matters of Oregon law is filed as Exhibit 5.5 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Indenture, dated July 27, 2023, between HEICO Corporation and certain of its subsidiaries and Truist Bank, as trustee.
4.2	First Supplemental Indenture, dated July 27, 2023, between HEICO Corporation and certain of its subsidiaries and Truist Bank, as trustee.
4.3	Form of 5.250% Notes due 2028 (form included as Exhibit A to the First Supplemental Indenture being filed herewith as Exhibit 4.2).
4.4	Form of 5.350% Notes due 2033 (form included as Exhibit B to the First Supplemental Indenture being filed herewith as Exhibit 4.2).
5.1	Opinion of Akerman LLP.
5.2	Opinion of Devine, Millimet & Branch, Professional Association, as to matters of New Hampshire law.
5.3	Opinion of Ballard Spahr LLP, as to matters of Arizona law and Minnesota law.
5.4	Opinion of Hartzog Conger Cason LLP, as to matters of Iowa law.
5.5	Opinion of Stoel Rives LLP, as to matters of Oregon law.
23.1	Consent of Akerman LLP (contained in Exhibit 5.1 filed herewith).
23.2	Consent of Devine, Millimet & Branch, Professional Association (included in Exhibit 5.2 hereto).
23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3 hereto).
23.4	Consent of Hartzog Conger Cason LLP (included in Exhibit 5.4 hereto).
23.5	Consent of Stoel Rives LLP (included in Exhibit 5.5 hereto).
99.1	Press Release, dated July 27, 2023.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Dated: July 27, 2023	By:	/s/ Carlos L. Macau, Jr.
Carlos L. Macau, Jr.
Executive Vice President –
Chief Financial Officer and Treasurer

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